Exhibit 99.1

Marcellus & Utica NGL & Shale Gas Infrastructure Randy Nickerson Sr. V.P. & Chief Commercial Officer May 30, 2012

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and the “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports MarkWest files with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and MarkWest’s business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which MarkWest gathers, transports, processes, and/or fractionates; A reduction in the demand for the products MarkWest produces and sells; Financial credit risks / failure of customers to satisfy payment or other obligations under MarkWest’s contracts; Effects of MarkWest’s debt and other financial obligations, access to capital, or its future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting MarkWest’s operations, and adequate insurance coverage; Terrorist attacks directed at MarkWest facilities or related facilities; Changes in and impacts of laws and regulations affecting MarkWest operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Geographic Footprint



Utica Shale
Pittsburgh Office
Antrim Shale
Corporate Office
Marcellus Shale
Woodford Shale
Tulsa Office
Granite Wash Formation
Huron/Berea Shale
Barnett Shale
Haynesville/Bossier Shale
Permian Basin
Houston Office
Eagle Ford Shale

SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing capacity
- 1.5 Bcf/d transmission capacity including Arkoma Connector Pipeline JV with ArcLight
- Under construction:
  - 120 MMcf/d processing capacity in East Texas

NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 285,000 Bbl NGL storage
- NGL marketing by truck, rail, & barge
- Under construction:
  - 150 MMcf/d processing capacity at Langley

LIBERTY
- Marcellus Shale
- 325 MMcf/d gathering capacity
- 625 MMcf/d processing capacity
- 60,000 Bbl/d C3+ fractionator
- 90,000 Bbl NGL storage
- Under construction:
  - 1.5 Bcf/d processing capacity
  - 115,000 Bbl/d de-ethanization
  - 50,000 Bbl/d Mariner West project

UTICA
- Joint Venture with EMG
- Under construction:
  - 365 MMcf/d at the Harrison County processing complex
  - 200 MMcf/d at the Noble County processing complex
  - 100,000 Bbl/d fractionation, storage, and marketing complex in Harrison County

GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P.
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Growth Driven by Customer Satisfaction 4 Ranked #1 in Midstream Customer Satisfaction Survey for 2011 Since 2006, we have been ranked #1 or #2 by EnergyPoint Research

5 Resource Play Economics Source: Goldman Sachs – February, 2012

Cost of Equity Capital Source: CapIQ as of March 5, 2012 6

Commitment to Resource Plays 7 Net capital investments in emerging resource plays since 2006 are driving strong, long-term volume growth. Emerging Resource Plays Base Production (Conventional / Tight Sand)

The Midstream Leader in Northeast Shales 8 Utica Shale Marcellus Shale Huron Shale Keystone Midstream

Liberty Project Development

By 2014, Liberty will have integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 2.5 Bcf/d



Mahoning
Lawrence
Butler
Columbiana
Beaver
Carroll
Hancock
Pennsylvania
Allegheny
Brooke
Ohio
Marshall
Monroe
Fayette
Monongalia
Marion
Tyler
Preston
Pleasants
Taylor
Harrison
Doddridge
Mariner West
Sarsen & Bluestone I, II, III
Houston I, II, III
De-ethanization
Harrison Fractionation & marketing facilities
Majorsville I, II, III, IV, V, VI
De-ethanization I, II
Mobley I, II
Sherwood I, II
SUNOCO PIPELINE
TEPPCO PRODUCTS PIPELINE
EPD ATEX EXPRESS PIPELINE

Houston Processing and Fractionation Complex		
Houston I - III	355	MMcf/d
C3+ Fractionation	60,000	Bbl/d
Interconnect to TEPPCO pipeline		
Under Construction		
Rail Loading (August 2012)	200	Rail cars
De-ethanization (mid-2013)	38,000	Bbl/d
Mariner West ethane pipeline (3Q13)	50,000	Bbl/d

Majorsville Processing and Fractionation Complex		
Majorsville I & II	270	MMcf/d
NGL Pipeline to Houston	43,400	Bbl/d
Under Construction		
Majorsville III - V (2013)	600	MMcf/d
Majorsville VI (2014)	200	MMcf/d
De-ethanization (mid-2013)	38,000	Bbl/d
De-ethanization (2014)	38,000	Bbl/d
Purity Ethane Pipeline to Houston (3Q13)		

Mobley Processing Complex		
Under Construction		
Mobley I (4Q12)	200	MMcf/d
Mobley II (1Q13)	120	MMcf/d
NGL Pipeline to Majorsville (2Q12)		

Sherwood Processing Complex		
Under Construction		
Sherwood I (3Q12)	200	MMcf/d
Sherwood II (4Q13)	200	MMcf/d
NGL Pipeline to Mobley (3Q12)		

Keystone		
Sarsen	40	MMcf/d
Bluestone I	50	MMcf/d
NGL Storage	12,000	Bbbl
Under Construction		
Bluestone II (4Q13)	120	MMcf/d
Bluestone III (TBD)	200	MMcf/d
NGL Pipeline to the North (2014)		

MARKWEST ENERGY PARTNERS, L.P.
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MarkWest Utica Projects



Harrison processing complex
Fractionation and marketing facilities
TEPPCO Pipeline
Proposed Shell ethane cracker
Proposed NGL gathering
NGL pipeline
NGL pipeline
Noble processing complex
Houston
Majorsville
Mobley
Sherwood
Ohio
Pennsylvania
West Virginia
Summit
Portage
Trumbull
Mercer
Mahoning
Lawrence
Stark
Columbiana
Carroll
Jefferson
Harrison
Guernsey
Belmont
Brooke
Washington
Greene
Monroe
Noble
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor
Wood
Ritchie
Barbour
Wirt
Jackson
Calhoun
Gilmer
Lewis
Upshur
Roane

- Joint venture with The Energy & Minerals Group (EMG) to develop significant midstream infrastructure to serve producers' drilling programs in the liquids-rich Utica shale in eastern Ohio
  - EMG will fund the first $500 million of capital expenditures
- Recent Developments
  - Letter of intent with GulfPort to provide gathering, processing, fractionation and marketing for liquids-rich Utica production
  - Letter agreement with Rex Energy and Sumitomo to discuss similar midstream services

Harrison Processing and Fractionation Complex

Under Construction		
Harrison Interim (3Q12)	40	MMcf/d
Harrison I (1Q13)	125	MMcf/d
Harrison II (2013)	200	MMcf/d
C3+ Fractionation (4Q13)	60,000	Bbl/d
Interconnect to TEPPCO pipeline (4Q13)		
Interconnect to ATEX pipeline (1Q14)		
De-ethanization (1Q14)	40,000	Bbl/d
Truck Loading (mid-2013)	8	Bays
Rail Loading (mid-2013)	200	Rail cars

Noble Processing Complex

Under Construction		
Noble Interim (4Q12)	43	MMcf/d
Noble I (2013)	200	MMcf/d

NGL Pipelines

Under Construction

NGL Pipeline from Harrison to Majorsville (4Q13)

NGL Pipeline from Harrison to Noble (4Q13)

MARKWEST ENERGY PARTNERS, L.P. 10

MarkWest's Area of Operation in the Marcellus and Utica

We Continue to Expand our Fully Integrated Midstream Services in the Marcellus Shale

- **By 2014, we will have midstream infrastructure capable of:**
  - Supporting rich-gas production of nearly 3 Bcf/d
  - C2+ fractionation capacity of more than 275,000 Bbl/d
  - Providing multiple market outlets for producers gas, ethane, propane, and heavier NGLs
  - Leveraging nearly 25 years of NGL marketing experience in Northeast markets



Rich Marcellus
Keystone Processing
Harrison Processing & Fractionation
Houston Processing & Fractionation
Majorsville Processing & De-Ethanization
Noble Processing
Mobley Processing
Rich Utica
Sherwood Processing

MARKWEST ENERGY PARTNERS, L.P.
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12 Recent Shifts in NGL Economics Are Dramatic Source: BENTEK Source: BENTEK Source: BENTEK Source: BENTEK 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 Bcf/d Gross Gas Production Marcellus Utica Processing Capacity 0.80 0.90 1.00 1.10 1.20 1.30 1.40 1.50 1.60 $/Gallon MB Avg. Weighted NGL Price 5-Yr Avg Last Year This Year 5/25/2012 Source: ICE 5 15 25 35 45 55 65 $/bbl : $/MMbtu Crude-to-Gas Price Ratio 5-Yr Avg Last Year This Year 5/25/2012 Source: ICE/CME

Marcellus Ethane – A Third-Party Viewpoint 13 Implied Ethane Production In the Marcellus Based on Processing Capacity Source: Wells Fargo, January 2012

Increasing Demand for US Ethane 14 Source: En*Vantage, Industry Contacts US Ethylene Industry's Max Capability to Crack Ethane (1000 BPD) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Low Probability New Plants High Probability New Plants Converisons/Expansions/Restarts 2011 C2 Cracking Capability

Marcellus and Utica Ethane Solutions Ethane demand is projected to increase by more than 40% over the next six years We are constructing four large de-ethanizers at the Houston, Majorsville, and Harrison complexes EPD’s ATEX line is needed to support the conversions and expansions of existing ethylene plants to crack more ethane 15 Multiple Ethane Pipeline Projects in Marcellus and Utica Provide Critical Flexibility The Mariner West and Mariner East projects, as well potential new ethane crackers, provide critical options for growing ethane production

Mariner East: An Ethane and Propane Solution Mariner East is a scalable project that can deliver ethane and propane to attractive North America and international NGL markets Mariner East would transport a mixed E/P stream to Marcus Hook (Philadelphia) where the E/P mix would be fractionated into purity products Creates a critical export market for Marcellus and Utica ethane and an alternative option for Gulf Coast ethane deliveries. Projected propane production from the Marcellus and Utica supports the potential export of propane from the Northeast Provides new pipeline options for delivering propane into Pennsylvania and New York markets using existing Sunoco pipeline assets Potential propane exports include Belvieu-based sales to Caribbean and South America markets and naphtha-based sales to European markets 16 Sarnia Pittsburgh Gulf Coast Philadelphia

Marcellus & Utica NGL Marketing – Options are Critical Without multiple fractionation, storage and marketing options, consistent operations will be challenging MarkWest has prepared by: Constructing two interconnected fractionation complexes in the Northeast Providing NGL marketing by truck, rail, and TEPPCO pipeline Securing NGL storage of approximately 1.4 million Bbls Developing infrastructure for ethane production with deliveries to Mariner East & West and EPD’s ATEX pipeline Ethane takeaway pipeline receipt requirements are unclear NGL supply and demand relationships are changing Current economics strongly favor producers with the best positioned midstream provider 17 Maximizing NGL Pricing Requires Multiple Fractionation, Storage and Marketing Options